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                                                                    EXHIBIT 10.1


                                  AMENDMENT TO
                             STOCK OPTION AGREEMENT


       AMENDMENT dated as of November 15, 1996 (this "Amendment") to Stock Option Agreement dated as of October 12, 1994 (the "Stock Option Agreement") by and between TSX Corporation, a Nevada corporation, and TCI TSX, Inc., a Colorado corporation (the "Optionee"). Capitalized terms not otherwise defined herein are used herein as defined in the Stock Option Agreement.

                             PRELIMINARY STATEMENT

       A. Pursuant to the Stock Option Agreement, the Company in 1994 granted an Option to the Optionee to purchase 22,227 shares of Common Stock by virtue of the Optionee's exercise of preemptive rights with respect to grants by the Company on July 28, 1994 to certain of its employees under the Company's Amended and Restated Long-Term Incentive Compensation Program ("LTIP") of options to purchase 39,000 shares of Common Stock.

       B. The Company in 1994 made additional grants under the LTIP to certain employees of options to purchase shares of Common Stock, thereby entitling the Optionee, pursuant to its preemptive rights, to additional Options to purchase shares of Common Stock. Accordingly, the parties desire to amend the Stock Option Agreement to include the additional Options.

                                   AMENDMENT

       NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Stock Option Agreement is hereby amended as follows:

       1. In addition to the Options granted to the Optionee pursuant to the Stock Option Agreement, the Company has granted and does hereby ratify and confirm the grants as of the respective dates hereinafter set forth of the following Options (the "Options") to purchase shares of Common Stock of the Company on the terms herein provided and otherwise as set forth in the Stock Option Agreement:

              (a) An Option to purchase 17,931 shares of Common Stock was granted and is hereby ratified and confirmed as of July 28, 1994 at an Exercise Price of $4.54 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of July 28, 1994 and expiring at the close of business on July 28, 2004.

              (b) An Option to purchase 4,628 shares of Common Stock was granted and is hereby ratified and confirmed as of July 28, 1994 at an Exercise Price of $5.75 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of July 28, 1994 and expiring at the close of business on July 28, 2004.

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              (c)    An Option to purchase 13,648 shares of Common Stock was
       granted and is hereby ratified and confirmed as of October 3, 1994 at an Exercise Price of $8.04 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of October 3, 1994 and expiring at the close of business on October 3, 2004.

       The shares of Common Stock issuable upon exercise of the Options are referred to herein and in the Stock Option Agreement as "Option Stock." Except as otherwise herein provided, the provisions of the Stock Option Agreement shall apply to the Options which are the subject of this Amendment.

       Share and per share amounts set forth above have been adjusted for the two-for-one stock split in 1994 and the three-for-two stock split in 1996.

       2. Except as amended hereby, the provisions of the Stock Option Agreement shall remain in full force and effect.

       EXECUTED as of the day and year first above written.



                                           TSX CORPORATION


                                           By:    /s/ WILLIAM H. LAMBERT
                                              ----------------------------------
                                                  William H. Lambert, Chairman,
                                                  President and Chief Executive
                                                  Officer

                                           TCI TSX, INC.


                                           By:  /s/ DAVID BOILEAU
                                              ----------------------------------
                                                Name: David Boileau
                                                Title: Vice-President